Exhibit 21.1

Subsidiaries of Piedmont Office Realty Trust, Inc. and Piedmont Operating Partnership, LP

Subsidiary	State of Organization
Piedmont Operating Partnership, LP	Delaware
Piedmont Washington Properties, Inc.	Maryland
Piedmont Office Holdings, Inc.	Georgia
Piedmont Office Management, LLC	Georgia
Piedmont Government Services, LLC	Georgia
Piedmont Leasing, LLC	Delaware
Piedmont Power, LLC	Delaware
Piedmont-Las Colinas Springing Member, LLC	Delaware
Piedmont 1901 Market Business Trust	Delaware
Piedmont 1901 Market LLC	Delaware
Piedmont Bridgewater I, LLC	Delaware
Piedmont-Bridgewater, NJ, LLC	Delaware
Piedmont-Independence Square, LLC	Delaware
Piedmont-3100 Clarendon LLC	Delaware
Piedmont-1075 West Entrance, LLC	Delaware
Piedmont-Multi-State Owner, LLC	Delaware
Piedmont-Nashville, TN, LLC	Delaware
Piedmont-One Brattle Square I, LLC	Delaware
Piedmont-One Brattle Square II, LLC	Delaware
4250 North Fairfax Property LLC	Delaware
4250 N. Fairfax Owner, LLC	Delaware
400 Virginia Avenue LLC	Delaware
1201 Eye Street, N.W. Associates LLC	Delaware
1215 ESDI, LLC	Delaware
1225 Equity LLC	Delaware
1225 Eye Street, N.W. Associates LLC	Delaware
1201 Equity LLC	Delaware
TTF Lending LLC	Delaware
TZO Lending LLC	Delaware
Piedmont-Two Pierce Place, LLC	Delaware
Piedmont-Las Colinas Corporate Center I, LP	Delaware
Piedmont-Las Colinas Corporate Center I, GP, LLC	Delaware
Piedmont-Las Colinas Corporate Center II, LP	Delaware
Piedmont-Las Colinas Corporate Center II, GP, LLC	Delaware
Cypress Concourse A, LLC	Delaware
Piedmont 60 Broad Street, LLC	Delaware
Piedmont-800 Nicollet Avenue, LLC	Delaware
Piedmont-800 Nicollet Avenue Owner, LLC	Delaware
Piedmont-800 Nicollet Avenue Springing Member, LLC	Delaware
800 North Brand Glendale, CA, LLC	Delaware
Piedmont-1430 Enclave Parkway, L.P.	Delaware
Piedmont-1430 Enclave Parkway, GP, LLC	Delaware
Enclave Place GP, LLC	Delaware

Enclave Parkway Development, L.P.	Delaware
Piedmont-Windy Point I, LLC	Delaware
Piedmont-Windy Point II, LLC	Delaware
Piedmont-2300 Cabot Drive, LLC	Delaware
Rock Spring, L.L.C.	Delaware
Rock Spring II, L.L.C.	Delaware
500 W Monroe Mezz II, LLC	Delaware
500 W Monroe Mezz I-B, LLC	Delaware
500 W Monroe Chicago, LLC	Delaware
Piedmont 500 West Monroe Mezz I, LLC	Delaware
Piedmont 500 West Monroe Fee, LLC	Delaware
Suwanee Gateway One, LLC	Delaware
Meridian Crossings, LLC	Delaware
Dupree Atlanta, LLC	Delaware
Medici Atlanta, LLC	Delaware
Presidential Way Woburn, LLC	Delaware
400 TownPark, LLC	Delaware
Gavitello, Atlanta, LLC	Delaware
Glenridge Highlands III, LLC	Delaware
Piedmont - 901 N. Glebe, LLC	Delaware
Piedmont 5 & 15 Wayside, LLC	Delaware
Piedmont JV Partnership Interests, LLC	Delaware
Piedmont OP - Piedmont JV Partnership Interests, LLC Joint Venture (MI/TN)	Georgia
Piedmont Royal Lane, LP	Delaware
Piedmont Royal Lane GP, LLC	Delaware
Piedmont 6565 MacArthur Boulevard, LP	Delaware
Piedmont 6565 MacArthur Boulevard GP, LLC	Delaware
Piedmont One Lincoln Park, LP	Delaware
Piedmont One Lincoln Park GP, LLC	Delaware
Piedmont 161 Corporate Center, LP	Delaware
Piedmont 161 Corporate Center GP, LLC	Delaware
Piedmont 5 Wall Street Burlington, LLC	Delaware
Piedmont 1155 PCW, LLC	Delaware
Piedmont - Two Pierce Place Land, LLC	Delaware
Piedmont TownPark Land, LLC	Delaware
Piedmont Park Place, LP	Delaware
Piedmont Park Place, GP, LLC	Delaware
Piedmont HBC, LLC	Delaware
Piedmont 500 TownPark, LLC	Delaware
Piedmont 80 Central, LLC	Delaware
Piedmont 300 Galleria, LLC	Delaware
Piedmont 200 & 250 South Orange Avenue, LLC	Delaware
Piedmont Glenridge Highlands One, LLC	Delaware
Piedmont Suwanee Gateway Land, LLC	Delaware
Piedmont Lending I, LLC	Delaware
Piedmont Lending II, LLC	Delaware

Piedmont Towers Orlando Member, LLC	Delaware
Piedmont-CNL Towers Orlando, LLC	Delaware
Piedmont-CNL Towers Orlando Owner, LLC	Delaware
Piedmont One Wayside, LLC	Delaware
Piedmont 200 Galleria, LLC	Delaware
Piedmont 200 Galleria Owner, LLC	Delaware
Piedmont 750 W John Carpenter, LLC	Delaware
Piedmont Norman Pointe I, LLC	Delaware
Piedmont 501 W Church Street, LLC	Delaware
Piedmont 9320 Excelsior, LLC	Delaware
Piedmont 25 Mall Road, LLC	Delaware